Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments
September 30, 2020 (Unaudited)
	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 127.93%
Aerospace & Defense - 1.86%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$366,290	$325,410
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,418,400	1,212,732
Propulsion Acquisition LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 1.00% Floor, 07/13/2021	1,865,762	1,679,186
Standard Aero, Ltd., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	196,930	174,952
		3,392,280

Air Transport - 1.03%
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,448,827	1,408,984
Global Medical Response, Inc., First Lien 2018 Term Loan, 3M US L + 3.25%, 1.00% Floor, 04/28/2022	464,702	464,268
		1,873,252

Automotive - 1.09%
Bright Bidco BV, First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,421,658	696,243
Clarios Global LP, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	895,477	874,769
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 3.50%, 05/22/2024(b)	440,065	415,861
		1,986,873

Brokers, Dealers & Investment Houses - 2.01%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,157,759	1,124,473
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,424,690	1,419,347
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	532,213
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	620,308	597,822
		3,673,855

Building & Development - 7.37%
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 1M US L + 4.00%, 1.00% Floor, 09/30/2023	2,640,934	2,644,697
American Bath Group LLC, Second Lien Term Loan, 1M US L + 9.75%, 1.00% Floor, 09/30/2024(b)	150,000	145,500
Cornerstone Building Brands, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,105,734	1,090,016
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/05/2024	136,904	136,819
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/25/2023	682,369	676,968
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	2,641,455	2,594,860
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 1.00% Floor, 08/19/2022	2,051,394	2,054,727
MI Windows and Doors LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/06/2026	1,551,055	1,555,902
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/13/2023	307,358	280,209
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 05/23/2025	1,511,343	1,475,335
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	790,244	782,341
		13,437,374

Business Equipment & Services - 24.67%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	854,391	837,974

	Principal
	Amount	Value
Business Equipment & Services (continued)
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	$97,826	$92,935
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 07/23/2021	764,651	754,137
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 1M US L + 6.50%, 1.00% Floor, 07/25/2022	1,725,874	1,674,218
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 1.00% Floor, 07/29/2026(b)	1,791,000	1,782,045
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	922,353	914,200
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,615,909	1,587,631
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	1,167,555	1,161,723
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	638,203	621,849
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	1,047,726	1,037,249
Cambium Learning Group, Inc., Second Lien Initial Term Loan, 3M US L + 8.50%, 12/18/2026(b)	312,000	297,960
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 10/30/2026	517,986	516,367
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	389,970	374,274
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 02/03/2025	1,176,830	1,132,705
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 02/02/2026	439,655	403,384
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.75%, 02/06/2026	1,468,731	1,456,247
Epicor Software Corp., First Lien B (2020) Term Loan, 1M US L + 4.25%, 1.00% Floor, 07/30/2027	1,324,231	1,323,775
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	726,769
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	538,650	537,190
Garda World Security Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/30/2026	668,892	666,634
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,142,532	1,105,400
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026(b)	1,260,000	1,228,500
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027(b)	349,741	347,992
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/23/2025	228,276	225,637
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/14/2025	387,000	394,096
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	802,345	586,590
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	735,877	677,239
KUEHG Corp., Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,410,922	1,255,720
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 1.00% Floor, 12/09/2022	1,804,307	1,727,624
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,515,857	1,505,754
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,101,713	1,053,976
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,288,609	1,235,815
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	438,957
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026	1,260,000	1,156,050
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	1,642,035	1,611,929
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	1,425,418	1,414,734
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	360,000	347,400
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,061,100	1,039,878
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	927,391	916,378
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	538,650	535,957
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,173,567	1,134,698
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 1M US L + 3.25%, 01/31/2027	858,822	841,645
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	291,559	286,039

	Principal
	Amount	Value
Business Equipment & Services (continued)
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	$1,810,044	$1,803,256
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,158,213	1,131,191
Wash MultiFamily Acquisition, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	92,249	90,874
Wash MultiFamily Acquisition, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	672,772	662,744
Weld North Education LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 02/15/2025	2,340,000	2,325,387
		44,980,726

Cable & Satellite Television - 0.84%
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	564,611	555,947
UPC Financing Partnership, First Lien Facility AV Term Loan, 3M US L + 3.50%, 01/31/2029	500,000	487,000
UPC Financing Partnership, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 01/31/2029	500,000	487,000
		1,529,947

Chemical & Plastics - 2.89%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 08/27/2026	990,000	990,411
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	2,111,400	2,090,286
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	622,994	621,514
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 1.00%, 1.00% Floor, 01/31/2025	371,024	337,724
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	860,141	780,578
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	452,177
		5,272,690

Conglomerates - 1.57%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	1,293,169	1,188,798
Output Services Group, Inc., First Lien B Term Loan, 2M US L + 4.50%, 1.00% Floor, 03/27/2024	464,308	345,136
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,151,615	1,095,957
VT Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 08/01/2025(b)	250,554	239,279
		2,869,170

Containers & Glass Products - 3.17%
BWay Holding Co., First Lien Initial Term Loan, 3M US L + 3.25%, 04/03/2024	1,839,341	1,733,202
Flex Acquisition Co. Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,048,412	1,020,090
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	877,500	827,597
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	429,566
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 2M US L + 3.50%, 1.00% Floor, 11/20/2023	473,301	468,390
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 2M US L + 8.50%, 1.00% Floor, 11/18/2024	366,029	343,841
Reynolds Group Holdings, Inc., First Lien Tranche B-2 U.S. Term Loan, 3M US L + 3.25%, 02/05/2026	484,615	477,346
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	533,333	189,333
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	307,105	300,387
		5,789,752

Diversified Insurance - 1.66%
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.75%, 1.00% Floor, 01/25/2024	201,493	200,130
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	387,480	375,856
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	364,286	360,643
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,276,881	1,229,534

	Principal
	Amount	Value
Diversified Insurance (continued)
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 0.75% Floor, 09/01/2027	$863,014	$856,545
		3,022,708

Drugs - 2.89%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	545,461	539,439
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 1.00% Floor, 08/30/2025	294,643	291,696
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,102,593	1,024,728
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/04/2026(b)	1,071,900	1,077,260
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 06/30/2023	2,335,551	2,332,632
		5,265,755

Ecological Services & Equipment - 1.15%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,853,848	1,779,694
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026(b)	329,496	319,611
		2,099,305

Electronics/Electric - 26.22%
Allegro Microsystems, Inc., First Lien Cov-Lite TLB Term Loan, 3M US L + 4.25%, 0.50% Floor, 09/24/2027(b)	526,829	524,854
Applovin Corp., First Lien Amendment No. 3 New Term Loan, 1M US L + 4.00%, 08/15/2025	655,244	647,463
Boxer Parent Co. Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	1,757,307	1,710,378
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,153,274	1,140,299
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025	953,063	935,192
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,773,000	1,632,827
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	184,983
Curvature, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 10/30/2023	1,445,582	1,152,252
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,289,520	1,276,425
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/02/2026	994,429	989,044
ECI Macola/MAX Holding LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 09/17/2027	780,000	774,883
Electronics for Imaging, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 07/23/2026	534,155	436,004
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	59,389	58,907
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027	665,000	662,370
Flexera Software LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 02/26/2025	246,447	245,252
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 12/27/2024	2,562,390	2,530,360
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	1,311,236	1,303,047
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/01/2024	384,146	383,105
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 0.75% Floor, 07/07/2025	603,517	602,262
Idera, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 06/28/2024	631,959	625,377
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	969,545	957,601
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 1.00% Floor, 01/20/2024	1,934,721	1,927,060
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 1.00% Floor, 01/20/2025	1,000,000	971,670
LI Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 12/20/2026(b)	714,600	708,347
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	887,324	884,733
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,329,389	1,293,383
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	449,129	446,697

	Principal
	Amount	Value
Electronics/Electric (continued)
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 10/05/2026	$535,950	$527,578
MH Sub I LLC, First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	538,219	533,340
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.50%, 09/13/2024	1,498,969	1,462,618
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,217,377	1,046,183
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	389,304	315,497
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 03/29/2025	1,350,277	1,338,462
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	634,669	624,654
Plantronics, Inc., First Lien Initial B Term Loan, 1M US L + 2.50%, 07/02/2025	430,101	405,235
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	1,795,455	1,781,989
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/30/2025(b)	1,053,134	1,039,970
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 1.00% Floor, 07/07/2023	538,927	531,854
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 1.00% Floor, 07/07/2023	306,540	302,261
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/21/2024	491,831	467,702
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	953,070	935,996
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,607,692	2,452,535
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,520,028	1,494,765
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	990,000	981,090
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,286,395
Sophia LP, First Lien B Term Loan, 3M US L + 3.75%, 0.75% Floor, 09/23/2027	598,007	595,017
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	198,142	171,393
Veritas US, Inc., First Lien Initial Dollar B-2020 Term Loan, 3M US L + 5.50%, 1.00% Floor, 09/01/2025	884,491	867,540
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	498,169	491,708
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 1.00% Floor, 08/16/2024	1,253,700	1,241,163
Web.com Group, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,635,616	1,587,570
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	346,255	329,592
		47,816,882

Financial Intermediaries - 1.65%
ION Trading Technologies SARL, First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/21/2024	1,386,882	1,366,848
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/13/2024	451,834	423,708
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.50%, 1.00% Floor, 01/03/2025	1,253,571	1,211,953
		3,002,509

Food Products - 2.12%
Alphabet Holding Co. Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,605,970	1,566,110
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028(b)	100,800	100,548
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	537,075	535,064
TKC Holdings, Inc., First Lien Initial Term Loan, 2M US L + 3.75%, 1.00% Floor, 02/01/2023	1,014,119	954,858
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	831,382	701,624
		3,858,204

Food Service - 3.35%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 1.00% Floor, 12/06/2024(b)	786,476	776,645
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 7.50%, 1.00% Floor, 08/30/2026(c)	1,473,388	948,493
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	1,237,703	1,036,774

	Principal
	Amount	Value
Food Service (continued)
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025(b)	$1,723,427	$1,602,787
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/05/2027	623,604	605,008
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 02/04/2028	1,207,931	1,146,025
		6,115,732

Food/Drug Retailers - 0.75%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,263,833	1,242,702
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	135,417	133,153
		1,375,855

Health Insurance - 1.22%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	804,043	791,983
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 1.00% Floor, 06/07/2023	1,456,992	1,436,441
		2,228,424

Healthcare - 19.09%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	1,667,401	1,598,203
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	824,596	797,797
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	1,790,910	1,662,565
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	609,605	602,746
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 1.00% Floor, 10/21/2024	789,474	726,316
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	132,871	129,771
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	3,393,491	2,723,276
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	858,744	791,474
CPI Holdco LLC, First Lien B Term Loan, 1M US L + 4.25%, 11/04/2026	573,203	571,412
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 1.00% Floor, 12/01/2021	757,854	732,042
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,461,540	1,061,706
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	370,579	337,537
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,728,158	1,693,595
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/29/2022	919,821	870,955
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,821,236	1,773,046
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	810,871	812,898
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	908,478	890,122
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 1.00% Floor, 04/19/2023	2,869,555	2,868,652
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	201,350	178,865
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 1.00% Floor, 10/20/2022	321,959	295,237
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 07/29/2022	2,354,316	2,238,954
PAREXEL International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	711,729	684,598
Pathway Vet Alliance LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/31/2027	803,094	792,353
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	432,268	419,166
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	2,547,469	2,490,151
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 1.00% Floor, 02/09/2024	642,234	636,614
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/01/2026	173,136	172,501
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	895,385	846,510
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 2M US L + 3.50%, 1.00% Floor, 05/01/2024	536,925	526,356

	Principal
	Amount	Value
Healthcare (continued)
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	$909,949	$862,991
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	897,710	891,763
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	735,000	681,712
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	149,417	113,258
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,380,693	1,270,238
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 03/13/2026(b)	1,285,714	1,073,571
		34,818,951

Home Furnishings - 0.89%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023(b)	622,400	606,840
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	1,042,129	1,021,286
		1,628,126

Industrial Equipment - 3.22%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	109,938	104,524
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 07/19/2024	1,106,705	1,082,728
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(e)	43,389	38,833
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	802,709	718,424
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	724,541	676,541
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	339,702
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	318,003	297,532
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,300,284	1,232,493
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,382,400	1,373,518
		5,864,295

Insurance - 0.38%
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	385,855	379,102
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	346,154	311,539
		690,641

Leisure Goods/Activities/Movies - 2.67%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026(b)	1,116,266	1,107,894
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/26/2026(b)	895,500	770,130
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,107,068	1,024,038
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/28/2025	1,302,854	1,256,036
Travelport Finance SARL, First Lien Term Loan, 3M US L + 5.00%, 05/30/2026	1,137,655	712,741
		4,870,839

Lodging & Casinos - 0.57%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,404,000	1,038,455

Nonferrous Metals/Minerals - 0.16%
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025(b)	286,712	285,279

Oil & Gas - 1.35%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	325,486	232,181
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	495,503	459,951

	Principal
	Amount	Value
Oil & Gas (continued)
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	$1,253,530	$1,153,248
PGS ASA, First Lien 2020 Term Loan, 3M US L + 7.50%, 03/19/2024	699,176	524,382
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 0.50%, 1.00% Floor, 03/29/2024(b)(d)	280,281	98,098
		2,467,860

Property & Casualty Insurance - 1.86%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	1,547,448	1,505,443
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	203,523	203,523
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	1,673,380	1,679,479
		3,388,445

Publishing - 2.23%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	724,149	724,276
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,286,194	1,203,196
Recorded Books, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 08/29/2025(b)	1,000,000	990,000
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,254,194	1,148,371
		4,065,843

Radio & Television - 1.12%
Terrier Media Buyer, Inc., First Lien B Term Loan, 1M US L + 4.25%, 12/17/2026	1,765,316	1,726,541
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	359,042	309,076
		2,035,617

Retailers (except food & drug) - 0.69%
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 1.00% Floor, 02/07/2024(b)	137,461	120,279
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)	50,984	34,414
Spencer Spirit IH LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 06/19/2026	1,228,689	1,091,997
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(c)	3,226,826	6,453
		1,253,143

Steel - 0.13%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	236,786	227,906

Surface Transport - 0.83%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026(b)	867,138	836,789
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	713,988	685,428
		1,522,217

Telecommunications - 3.66%
Alorica, Inc., First Lien New B Term Loan, 3M US L + 3.25%, 0.75% Floor, 06/30/2022	676,903	568,937
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	135,948	113,220
Consolidated Communications, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/05/2023	550,973	546,496
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	997,958	975,504
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,056,758	1,036,944
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	548,872	520,057
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	705,455	608,454
Rackspace Technology Global, Inc., First Lien B Term Loan, 3M US L + 3.00%, 1.00% Floor, 11/03/2023	977,755	961,871

	Principal
	Amount	Value
Telecommunications (continued)
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 05/06/2024	$1,371,332	$1,339,298
		6,670,781

Utilities - 1.57%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	301,682	299,962
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 1.00% Floor, 12/19/2022	2,167,888	2,130,091
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	485,000	441,869
		2,871,922

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $242,551,621)		233,291,613

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 2.81%
Structured Finance Obligations - 2.81%
Barings CLO, Ltd. 2020-II, 3M L + 7.90%, 10/15/2033(b)(f)	500,000	475,625
Greywolf CLO IV, Ltd., 3M US L + 6.94%, 04/17/2030(b)(f)	500,000	479,615
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	684,284
Kayne CLO II, Ltd., 3M US L + 6.10%, 10/15/2031(b)(f)	750,000	685,560
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	584,918
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	230,247
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	1,979,311
		5,119,560

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $5,863,650)		5,119,560

CORPORATE BONDS - 30.04%
Aerospace & Defense - 0.81%
Booz Allen Hamilton, Inc., 3.875%, 09/01/2028(f)	389,000	400,057
TransDigm, Inc.:
6.250%, 09/18/2023(f)	631,000	662,427
8.000%, 12/15/2025(f)	380,000	413,630
		1,476,114

Automotive - 0.34%
Dana, Inc., 5.625%, 06/15/2028	279,000	288,524
Lithia Motors, Inc., 4.375%, 01/15/2031(f)	336,000	336,000
		624,524

Brokers, Dealers & Investment Houses - 0.53%
AG Issuer LLC, 6.250%, 03/01/2028(f)	972,000	969,570

Building & Development - 4.61%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	524,000	561,990
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	529,000	535,943
Griffon Corp., 5.750%, 03/01/2028	1,816,000	1,899,954
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	254,000	268,239
JELD-WEN, Inc., 6.250%, 05/15/2025(f)	771,000	824,970
Northwest Hardwoods, Inc., 7.500%, 08/01/2021(c)(f)	289,000	106,930
NWH Escrow Corp., 7.500%, 08/01/2021(c)(f)	1,332,000	489,510
PriSo Acquisition Corp., 9.000%, 05/15/2023(f)	2,103,000	2,029,395
Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029(f)	194,000	202,366
TRI Pointe Group, Inc., 5.700%, 06/15/2028	284,000	311,690
Tutor Perini Corp., 6.875%, 05/01/2025(f)	1,264,000	1,165,250
		8,396,237

	Principal
	Amount	Value
Business Equipment & Services - 1.99%
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	$567,000	$599,603
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	278,000	285,295
5.250%, 07/15/2030(f)	773,000	807,302
5.625%, 07/15/2032(f)	440,000	465,240
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,430,000	1,475,581
		3,633,021

Cable & Satellite Television - 3.01%
Altice France Holding SA, 6.000%, 02/15/2028(f)	1,140,000	1,089,435
Altice France SA, 7.375%, 05/01/2026(f)	1,250,000	1,311,188
CSC Holdings LLC:
4.625%, 12/01/2030(f)	645,000	648,944
3.375%, 02/15/2031(f)	543,000	526,439
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	629,000	626,641
Virgin Media Secured Finance PLC, 4.500%, 08/15/2030(f)	823,000	846,406
VMed O2 UK Financing I PLC, 4.250%, 01/31/2031(f)	438,000	447,581
		5,496,634

Containers & Glass Products - 2.03%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
5.250%, 04/30/2025(f)	554,000	579,675
5.250%, 08/15/2027(f)	1,333,000	1,359,660
Flex Acquisition Co., Inc., 6.875%, 01/15/2025(f)	575,000	576,438
Trident TPI Holdings, Inc., 6.625%, 11/01/2025(f)	1,200,000	1,186,374
		3,702,147

Diversified Insurance - 1.70%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,364,000	1,414,816
NFP Corp.:
7.000%, 05/15/2025(f)	329,000	350,180
6.875%, 08/15/2028(f)	1,313,000	1,328,887
		3,093,883

Drugs - 0.69%
Avantor Funding, Inc., 4.625%, 07/15/2028(f)	595,000	618,056
Bausch Health Cos., Inc., 6.250%, 02/15/2029(f)	626,000	644,780
		1,262,836

Ecological Services & Equipment - 0.47%
GFL Environmental, Inc., 3.750%, 08/01/2025(f)	857,000	856,464

Electronics/Electric - 2.75%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	484,000	512,314
Boxer Parent Co., Inc., 7.125%, 10/02/2025(f)	111,000	118,714
Energizer Holdings, Inc.:
6.375%, 07/15/2026(f)	297,000	319,520
4.375%, 03/31/2029(f)	1,118,000	1,131,975
Riverbed Technology, Inc., 8.875%, 03/01/2023(f)	2,559,000	1,791,300
Sensata Technologies, Inc., 3.750%, 02/15/2031(f)	409,000	407,466
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	300,000	317,063
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	397,000	409,903
		5,008,255

Equipment Leasing - 0.11%
Picasso Finance Sub, Inc., 6.125%, 06/15/2025(f)	191,000	206,011

Food Products - 0.13%
Post Holdings, Inc., 4.625%, 04/15/2030(f)	228,000	234,840

	Principal
	Amount	Value
Food Service - 0.38%
IRB Holding Corp., 7.000%, 06/15/2025(f)	$386,000	$412,257
TreeHouse Foods, Inc., 4.000%, 09/01/2028	281,000	284,725
		696,982

Healthcare - 3.71%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	1,268,000	1,306,532
DaVita, Inc.:
4.625%, 06/01/2030(f)	1,400,000	1,437,835
3.750%, 02/15/2031(f)	486,000	469,500
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	1,875,000	869,175
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,500,000	1,035,000
Tenet Healthcare Corp.:
7.000%, 08/01/2025	400,000	412,470
5.125%, 11/01/2027(f)	1,200,000	1,237,320
		6,767,832

Home Furnishings - 0.95%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
3.375%, 08/31/2027(f)	320,000	308,200
6.250%, 01/15/2028(f)	1,400,000	1,419,474
		1,727,674

Industrial Equipment - 0.26%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	215,000	227,631
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	233,000	242,586
		470,217

Nonferrous Metals/Minerals - 0.24%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	429,000	444,997

Oil & Gas - 0.21%
CSI Compressco LP / CSI Compressco Finance, Inc.:
7.500%, 04/01/2025(f)	116,000	102,430
10.000%, 04/01/2026(d)(f)	361,000	276,165
		378,595

Property & Casualty Insurance - 0.80%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	1,136,000	1,160,611
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	286,000	304,054
		1,464,665

Radio & Television - 1.29%
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028(f)	741,000	763,230
Univision Communications, Inc., 6.625%, 06/01/2027(f)	1,616,000	1,581,660
		2,344,890

Surface Transport - 0.50%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	860,000	917,513

Telecommunications - 1.38%
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	1,390,000	1,396,533
Zayo Group Holdings, Inc., 4.000%, 03/01/2027(f)	1,142,000	1,125,475
		2,522,008

Utilities - 1.15%
Calpine Corp.:
4.625%, 02/01/2029(f)	298,000	298,186
5.000%, 02/01/2031(f)	372,000	379,877

	Principal
	Amount	Value
Utilities (continued)
Pike Corp., 5.500%, 09/01/2028(f)	$1,397,000	$1,410,013
		2,088,076

TOTAL CORPORATE BONDS
(Cost $56,636,219)		54,783,985

	Shares
COMMON STOCK - 0.21%
Building & Development - 0.18%
Dayton Superior LLC(b)(g)	4,295	322,089

Oil & Gas - 0.03%
RDV Resources, Inc.(b)(g)	17,619	–
SandRidge Energy, Inc.(g)	37,842	62,439
		62,439

TOTAL COMMON STOCK
(Cost $2,348,270)		384,528

WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	71	–

TOTAL WARRANTS
(Cost $0)		–

Total Investments- 160.99%
(Cost $307,399,760)		293,579,686

Other Assets in Excess of Liabilities - 2.57%		4,807,931

Mandatory Redeemable Preferred Shares - (10.97)%
(liquidation preference plus distributions payable on term preferred shares)		(20,127,527)

Leverage Facility - (52.59)%		(95,900,000)

Net Assets - 100.00%		$182,360,090

Amounts above are shown as a percentage of net assets as of September 30, 2020.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1W US L - 1 Week LIBOR as of September 30, 2020 was 0.10%
1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%
2M US L - 2 Month LIBOR as of September 30, 2020 was 0.19%
3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%
6M US L - 6 Month LIBOR as of September 30, 2020 was 0.26%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end and is therefore non-income producing.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of September 30, 2020. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2020, the Fund has unfunded delayed draw loans in the amount of $294,617. Fair value of these unfunded delayed draws was $274,322.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $56,706,182, which represented approximately 31.10% of net assets as of September 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (“BGX” or the “Fund”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. As of September 30, 2020, BGX has not yet offered any shares pursuant to this shelf registration.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of September 30, 2020:

Blackstone / GSO Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$2,179,548	$1,212,732	$3,392,280
Automotive	–	1,571,012	415,861	1,986,873
Building & Development	–	13,291,874	145,500	13,437,374
Business Equipment & Services	–	39,936,951	5,043,775	44,980,726
Chemical & Plastics	–	3,182,404	2,090,286	5,272,690
Conglomerates	–	2,629,891	239,279	2,869,170
Containers & Glass Products	–	5,600,419	189,333	5,789,752
Drugs	–	4,188,495	1,077,260	5,265,755
Ecological Services & Equipment	–	1,779,694	319,611	2,099,305
Electronics/Electric	–	45,358,728	2,458,154	47,816,882
Food Products	–	3,757,656	100,548	3,858,204
Food Service	–	3,736,300	2,379,432	6,115,732
Healthcare	–	32,932,482	1,886,469	34,818,951
Home Furnishings	–	1,021,286	606,840	1,628,126
Industrial Equipment	–	5,107,038	757,257	5,864,295
Leisure Goods/Activities/Movies	–	2,992,815	1,878,024	4,870,839
Nonferrous Metals/Minerals	–	–	285,279	285,279
Oil & Gas	–	2,369,762	98,098	2,467,860
Publishing	–	3,075,843	990,000	4,065,843

Blackstone / GSO Long-Short Credit Income Fund (continued)
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Retailers (except food & drug)	$–	$1,091,997	$161,146	$1,253,143
Surface Transport	–	685,428	836,789	1,522,217
Other	–	33,630,317	–	33,630,317
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	5,119,560	5,119,560
Corporate Bonds	–	54,783,985	–	54,783,985
Common Stock
Building & Development	–	–	322,089	322,089
Oil & Gas	62,439	–	–	62,439
Warrants
Healthcare	–	–	–	–
Total	$62,439	$264,903,925	$28,613,322	$293,579,686

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrant	Total
Balance as of December 31, 2019	$38,219,486	$8,764,282	$386,507	$-	$47,370,275
Accrued discount/ premium	28,629	5,245	-	-	33,874
Realized Gain/(Loss)	(1,567,940)	(985,201)	-	-	(2,553,141)
Change in Unrealized Appreciation/(Depreciation)	(1,337,649)	(315,273)	(64,418)	-	(1,717,340)
Purchases	6,417,882	1,133,338	-	-	7,551,220
Sales Proceeds	(12,831,576)	(3,482,831)	-	-	(16,314,407)
Transfer into Level 3	8,957,318	-	-	-	8,957,318
Transfer out of Level 3	(14,714,477)	-	-	-	(14,714,477)
Balance as of September 30, 2020	$23,171,673	$5,119,560	$322,089	$-	$28,613,322
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2020	$(782,895)	$(454,236)	$(64,418)	$-	$(1,301,549)

Information about Level 3 fair value measurements as of September 30, 2020:

Blackstone / GSO Long-Short Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$23,171,673	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$5,119,560	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	$322,089	Third-party vendor pricing service	Broker quotes	N/A
	-	Performance Multiple Methodology	EBTDA Multiple(a)	3.0x
Warrants	$-	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

(a)	As of September 30, 2020, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on non-essential businesses have caused disruption in the U.S. and global economies. Despite significant market rebounds across many asset classes, the continued rapid development of this situation and uncertainty regarding potential economic recovery precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these financial statements are based on the information available as of September 30, 2020, including judgments about the financial market and economic conditions which may change over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2020, 78.22% of BGX’s Managed Assets were held in Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2020, BGX had invested $29,498,416 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020 to borrow up to a limit of $122 million, with $41 million for tranche A loans (“Tranche A Loans”) and $81 million for tranche B loans (“Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.95% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2020, BGX had borrowings outstanding under its Leverage Facility of $95,900,000, at an interest rate of 1.18%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2020 the average borrowings under BGX's Leverage Facility and the average interest rate were $93,290,146 and 1.84% respectively.

On July 27, 2016, BGX issued 20,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $20,000,000, rated “AA” by Fitch Ratings, with Rating Watch Negative (RWN) designations as of September 30, 2020. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGX makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian. As of September 30, 2020, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of leverage by the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2020, BGX’s leverage represented 38.86% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.15% of Managed Assets and the MRPS representing 6.71% of Managed Assets).